Exhibit 99.1

Atlas Energy Solutions Announces Refinancing of Term Loan Facility

AUSTIN, Texas -- February 21, 2025 -- Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced that it has entered into an agreement with Stonebriar Commercial Finance, LLC ("Stonebriar") to refinance its existing term loan facility with a new $540.0 million single advance term loan (the “Term Loan”). Proceeds from the Term Loan will be used to repay the existing facility from Stonebriar and for general corporate purposes. The Term Loan matures in seven years with a final maturity date of March 1, 2032, will bear an interest rate of 9.51%, and features mandatory amortization at a rate of 4.00% per annum until March 1, 2029, after which there is no mandatory amortization.

About Atlas Energy Solutions

Founded in 2017, Atlas Energy Solutions Inc. (NYSE: AESI) is a leading energy solutions provider, primarily serving the Permian Basin of West Texas and New Mexico. Atlas operates 14 proppant production facilities across the Permian Basin, including both large-scale in-basin facilities and smaller distributed mining units, making Atlas the largest Permian proppant provider. In addition, we manage a portfolio of leading-edge logistics assets, which includes our 42-mile Dune Express conveyor system, the only proppant conveyor system in the world and the longest conveyor in the United States. We also manage a fleet of over 120 trucks, including early autonomous delivery systems, which are capable of delivering expanded payloads due to our custom-manufactured trailers and patented drop-depot process. Our approach to managing proppant production and logistics is intently focused on leveraging technology, automation, and remote operations to drive efficiencies. We have a relentless mission to improve human beings’ access to the hydrocarbons that power our lives, and by doing so we maximize value creation for our stockholders.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the entry into the Term Loan and the anticipated use of proceeds therefrom; our business strategy, industry, future operations and profitability; expected capital expenditures and the impact of such expenditures on our performance; statements about our financial position, production, revenues and losses; our capital programs; management changes; current and potential future long-term contracts; and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether the transaction will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Moser Energy Service, Inc.’s (d/b/a Moser Energy Systems) (“Moser”) operations in a successful manner and in the expected time period; risks that the anticipated tax treatment of Atlas’s acquisition of Moser (the “Moser Acquisition”) is not obtained; unforeseen or unknown liabilities; potential litigation relating to the Moser Acquisition; unexpected future capital expenditures; the effect of the completion of the Moser Acquisition on the parties’ business relationships and businesses generally; potential difficulties in retaining employees as a result of the Moser Acquisition; risks related to future investments in our new distributed power platform; potential negative effects of the completion of the Moser Acquisition on the market price of Atlas’s common stock or operating results; our ability to successfully execute our stock repurchase program or implement future stock repurchase programs; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in Annual Report on Form 10-K, filed with the SEC on February 27, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Contact

Kyle Turlington

5918 W Courtyard Drive, Suite #500
Austin, Texas 78730
United States
T: 512-220-1200
IR@atlas.energy

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